Interest and Finance Costs, Net (Tables)	12 Months Ended
Dec. 31, 2017
Interest And Finance Costs Net
Schedule of Interest and Finance Costs

The amounts in the accompanying consolidated statements of comprehensive income / (loss) are analyzed as follows:

	2015	2016	2017
Interest on long-term debt (Note 7)	$2,359	$2,577	$2,674
Interest on promissory note (Note 3)	12	69	70
Capitalized interest	(13)	—	—
Amortization of financing costs	173	164	153
Total	$2,531	$2,810	$2,897